UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Reports to Shareholders.

Brookfield Investment Management
2018
SEMI-ANNUAL REPORT
June 30, 2018
Brookfield Global Listed Infrastructure Income Fund Inc.

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With approximately $20 billion of assets under management as of June 30, 2018, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $285 billion of assets under management as of June 30, 2018. For more information, go to www.brookfield.com.
Brookfield Global Listed Infrastructure Income Fund Inc. is managed by Brookfield Investment Management. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) for the six-month period ended June 30, 2018.
The first half of 2018 was mixed for global markets. In the first quarter, the MSCI World Index1 snapped a seven quarter, streak of positive total returns. The decline was largely driven by fears that rising inflation, tighter job markets and fiscal stimulus would accelerate the pace of U.S. interest-rate hikes. Those fears appeared to subside in the second half of the period, with global equities rebounding to post a slight year-to-date gain through June.
In addition to uncertainty around rates and inflation, prospects for a global trade war created unease for capital markets in the first half of 2018. Over the course of 2018, the U.S. exchanged tit-for-tat tariffs with key trading partners across the globe—China, Canada, Mexico and the Eurozone—on products ranging from whiskey to automobiles. Markets have largely shrugged off these measures thus far, but the implications to global growth may not be seen for a number of quarters.
Infrastructure returns were also mixed during the period. The group declined in the first quarter amid concerns that U.S. interest rates and inflation could rise at a more rapid and less predictable pace. Those fears appeared to subside in the latter half of the period, with infrastructure stocks rallying and outperforming broader global equities in the second quarter. Despite strong second quarter relative performance, infrastructure slightly trailed broader equities over the six-month period, with the MSCI World Index gaining 0.8%, compared to the Dow Jones Brookfield Global Infrastructure Composite Index’s 1.3% decline.
Toll roads and airports were among the leading performers within the asset class amid positive traffic and passenger growth.
Energy infrastructure continued on its recovery path during the period, driven by improved sentiment amid strong fundamentals and higher commodity prices. The spot price of West Texas Intermediate Crude Oil rose more than 22% during the period, closing at $74.13 per barrel. Returns were meaningfully positive for C-corp midstream operators, but slightly down among master limited partnerships (“MLP”). Within the MLP universe, however, returns varied as some companies were more adversely impacted by the surprise announcement in March from the Federal Energy Regulatory Commission (“FERC”) that disallowed an MLP to recover an income tax allowance in its cost of service rates.
After the date of this report, the FERC made another surprise announcement on July 18, 2018 with a modified proposal that clarified the original March ruling. The modified proposal, in our view, substantially mitigates the potential rate reductions through the removal of Accumulated Deferred Income Taxes (ADIT) from the rate base and by allowing consolidated MLPs to include a federal income tax allowance in certain instances. At a minimum, the additional clarity provided by the modified proposal should ameliorate the uncertainty surrounding those names most impacted by the recent FERC actions.
Despite uncertainty with regard to wireless carrier consolidation following the T-Mobile and Sprint merger, communications infrastructure companies posted positive returns during the period. Satellite operators performed well around developments related to the C-band spectrum, where the U.S. Federal Communications Commission is considering repurposing a portion of that spectrum for next-generation 5G services.
Infrastructure sectors that tend to be more sensitive in the near term to rising interest rates lagged. Water and electricity transmission & distribution declined during the period as interest rates moved higher. The yield on 10-Year U.S. Treasuries rose 45 basis points to 2.86% as the U.S. Federal Open Market Committee (the "FOMC") raised the federal funds rate by 25 basis points on two occasions. The FOMC also continued to reduce the size of its $4.3 trillion balance sheet.
Although they comprise a small portion of the investable universe, port operators declined meaningfully during the period. Escalating tensions over global trade policies throughout 2018 clouded the outlook for these companies and stock prices were pressured.
Moving forward, we expect global economic growth to continue its path of modest growth, albeit potentially interrupted by periods of heightened uncertainty relating to interest rates, inflation and trade policy tensions. The
2018 Semi-Annual Report1

Letter to Shareholders (continued)

current backdrop of moderate global growth—with interest rates and inflation still below historical norms—is in our view, positive for investing in infrastructure securities.
In addition to performance information, this report provides the Fund’s unaudited financial statements as of June 30, 2018.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Global Listed Infrastructure Income Fund Inc.
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Investment Management Inc.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.
Portfolio Characteristics  (Unaudited)
June 30, 2018

PORTFOLIO STATISTICS
Annualized distribution rate[1]	8.11%
Percentage of leveraged assets	28.07%
Total number of holdings	47

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	76.5%
Canada	14.1%
France	12.8%
United Kingdom	11.7%
Spain	6.3%
Italy	5.6%
Australia	3.6%
New Zealand	2.7%
China	1.6%
Switzerland	1.2%
Mexico	1.0%
Liabilities in Excess of Other Assets	(37.1)%
Total	100.0%

ASSET ALLOCATION BY SECTOR
Master Limited Partnerships	27.5%
Toll Roads	21.6%
Pipelines	17.9%
Electricity Transmission & Distribution	16.0%
Renewables/Electric Generation	15.0%
Communications	9.8%
Midstream	9.0%
Water	6.7%
Airports	6.4%
Gas Utilities	6.3%
Services	0.9%
Liabilities in Excess of Other Assets	(37.1)%
Total	100.0%

TOP TEN HOLDINGS
Vinci SA	7.8%
American Tower Corp.	7.3%
TransCanada Corp.	7.1%
Enterprise Products Partners LP	6.7%
National Grid PLC	6.6%
Energy Transfer Partners LP	6.1%
Sempra Energy	5.2%
Targa Resources Corp.	5.1%
Pembina Pipeline Corp.	4.7%
Atlantia SpA	4.3%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by June 30, 2018 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through June 30, 2018, the Fund estimates approximately 84% of its distributions is a return of capital.
2018 Semi-Annual Report3

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited)
June 30, 2018

	Shares	Value
COMMON STOCKS – 137.0%
AUSTRALIA – 3.6%
Toll Roads – 3.6%
Atlas Arteria Ltd.	911,100	$ 4,335,489
Transurban Group	304,800	2,699,100
Total Toll Roads		7,034,589
Total AUSTRALIA		7,034,589
CANADA – 14.1%
Pipelines – 14.1%
Enbridge, Inc. [1]	125,100	4,472,445
Pembina Pipeline Corp. [1]	266,100	9,215,786
TransCanada Corp. [1]	322,100	13,936,065
Total Pipelines		27,624,296
Total CANADA		27,624,296
CHINA – 1.6%
Water – 1.6%
Guangdong Investment Ltd.	1,988,500	3,147,071
Total CHINA		3,147,071
FRANCE – 12.8%
Communications – 2.5%
Eutelsat Communications SA	232,800	4,817,858
Toll Roads – 10.3%
Getlink	361,800	4,960,236
Vinci SA [1]	159,700	15,329,806
Total Toll Roads		20,290,042
Total FRANCE		25,107,900
ITALY – 5.6%
Gas Utilities – 0.1%
Italgas SpA	52,280	287,746
Renewables/Electric Generation – 1.2%
Enel SpA	406,800	2,254,155
Toll Roads – 4.3%
Atlantia SpA [1]	287,900	8,487,938
Total ITALY		11,029,839
MEXICO – 1.0%
Toll Roads – 1.0%
Promotora y Operadora de Infraestructura SAB de CV	212,500	1,901,990
Total MEXICO		1,901,990
NEW ZEALAND – 2.7%
Airports – 2.7%
Auckland International Airport Ltd. [1]	1,140,800	5,234,333
Total NEW ZEALAND		5,234,333
SPAIN – 6.3%
Airports – 2.5%
Aena SME SA [2]	26,600	4,815,856

See Notes to Financial Statements.
4Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2018

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities – 1.4%
Gas Natural SDG SA	106,200	$ 2,807,489
Toll Roads – 2.4%
Ferrovial SA [1]	233,273	4,773,379
Total SPAIN		12,396,724
SWITZERLAND – 1.2%
Airports – 1.2%
Flughafen Zurich AG	11,897	2,420,624
Total SWITZERLAND		2,420,624
UNITED KINGDOM – 11.7%
Electricity Transmission & Distribution – 6.6%
National Grid PLC [1]	1,166,591	12,892,062
Water – 5.1%
Pennon Group PLC [1]	582,700	6,093,894
Severn Trent PLC	147,900	3,856,307
Total Water		9,950,201
Total UNITED KINGDOM		22,842,263
UNITED STATES – 76.4%
Communications – 7.3%
American Tower Corp. [1]	99,200	14,301,664
Electricity Transmission & Distribution – 9.4%
Avangrid, Inc.	65,900	3,488,087
Edison International [1]	77,100	4,878,117
Sempra Energy [1]	86,900	10,089,959
Total Electricity Transmission & Distribution		18,456,163
Gas Utilities – 4.8%
NiSource, Inc.	138,600	3,642,408
Southwest Gas Holdings, Inc.	76,183	5,810,477
Total Gas Utilities		9,452,885
Master Limited Partnerships – 27.4%
Energy Transfer Equity LP	350,400	6,044,400
Energy Transfer Partners LP [1]	624,650	11,893,336
EnLink Midstream Partners LP [1]	353,700	5,492,961
Enterprise Products Partners LP [1]	474,400	13,126,648
MPLX LP [1]	187,800	6,411,492
Oasis Midstream Partners LP	267,400	4,874,702
Plains All American Pipeline LP [1]	233,400	5,517,576
Teekay Offshore Partners LP	107,567	283,977
Total Master Limited Partnerships		53,645,092
Midstream – 9.0%
Targa Resources Corp. [1]	202,201	10,006,928
The Williams Companies, Inc. [1]	281,500	7,631,465
Total Midstream		17,638,393
Pipelines – 3.8%
Kinder Morgan, Inc. [1]	416,900	7,366,623

See Notes to Financial Statements.
2018 Semi-Annual Report5

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2018

	Shares	Value
COMMON STOCKS (continued)
Renewables/Electric Generation – 13.8%
American Electric Power Company, Inc. [1]	76,700	$ 5,311,475
Dominion Energy, Inc.	82,600	5,631,668
Entergy Corp.	72,200	5,833,038
FirstEnergy Corp.	77,900	2,797,389
NRG Yield, Inc. - Class A	280,600	4,784,230
Pattern Energy Group, Inc. [1]	135,900	2,548,125
Total Renewables/Electric Generation		26,905,925
Services – 0.9%
Archrock, Inc. [1]	146,160	1,753,920
Total UNITED STATES		149,520,665
Total COMMON STOCKS (Cost $248,901,882)		268,260,294

	Shares	Value
WARRANTS – 0.1%
UNITED STATES – 0.1%
Master Limited Partnerships – 0.1%
Teekay Offshore Partners LP, Series A [3,4,5] Expiration: June 2023 Exercise Price: $4.55	276,272	$ 174,051
Teekay Offshore Partners LP, Series B [3,4,5] Expiration: June 2023 Exercise Price: $4.55	138,136	87,026
Total Master Limited Partnerships		261,077
Total UNITED STATES		261,077
Total WARRANTS (Cost – $0)		261,077
Total Investments – 137.1% (Cost $248,901,882)		268,521,371
Liabilities in Excess of Other Assets – (37.1)%		(72,661,816)
TOTAL NET ASSETS – 100.0%		$195,859,555

LP— Limited Partnership

1	— All or portion of the principal amount is pledged as collateral for credit facility.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the total value of all such securities was $4,815,856 or 2.5% of net assets.
3	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2018, the total value of all such securities was $261,077 or 0.1% of net assets.
4	— Non-income producing security.
5	— Private placement security.

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
June 30, 2018

Assets:
Investments in securities, at value (cost $248,901,882)	$268,521,371
Cash	3,741,404
Dividends receivable	1,467,573
Receivable for investments sold	4,091,075
Prepaid expenses	19,161
Total assets	277,840,584
Liabilities:
Payable for credit facility (Note 6)	78,000,000
Payable for credit facility interest	19,957
Payable for investments purchased	3,649,256
Investment advisory fee payable	223,962
Administration fee payable	33,594
Directors' fee payable	6,633
Accrued expenses	47,627
Total liabilities	81,981,029
Commitments and contingencies (Note 9)
Net Assets	$195,859,555
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized)	$ 13,799
Additional paid-in capital	199,291,822
Distributions in excess of net investment income	(11,200,579)
Accumulated net realized loss on investments, written options contracts, foreign currency and foreign currency transactions, and forward currency contracts	(11,858,264)
Net unrealized appreciation on investments and foreign currency translations	19,612,777
Net Assets	$195,859,555
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	13,799,240
Net asset value per share	$ 14.19

See Notes to Financial Statements.
2018 Semi-Annual Report7

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2018

Investment Income:
Distributions from master limited partnerhships	$ 2,876,536
Dividends (net of foreign withholding tax of $314,325)	3,954,324
Total dividends and distributions	6,830,860
Less return of capital distributions	(2,876,536)
Total investment income	3,954,324
Expenses:
Investment advisory fees (Note 4)	1,354,849
Administration fees (Note 4)	203,227
Directors' fees	49,837
Legal fees	38,322
Audit and tax services	32,620
Reports to stockholders	29,351
Custodian fees	21,927
Miscellaneous	17,520
Fund accounting fees	17,326
Registration fees	12,397
Transfer agent fees	11,733
Insurance	6,710
Total expenses before interest expense	1,795,819
Interest expense on credit facility (Note 6)	1,126,070
Total expenses	2,921,889
Net investment income	1,032,435
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,526,568
Foreign currency and foreign currency transactions	(536)
Net realized gain	4,526,032
Net change in unrealized depreciation on:
Investments	(6,950,507)
Foreign currency translations	(6,937)
Net change in unrealized depreciation	(6,957,444)
Net realized and unrealized loss	(2,431,412)
Net decrease in net assets resulting from operations	$(1,398,977)

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 1,032,435	$ 2,640,731
Net realized gain on investments, written option contracts and foreign currency transactions	4,526,032	8,502,061
Net change in unrealized appreciation (depreciation) on investments, written option contracts and foreign currency translations	(6,957,444)	15,026,815
Net increase (decrease) in net assets resulting from operations	(1,398,977)	26,169,607
Distributions to Stockholders:
Net investment income	(6,764,387)	(3,778,211)
Return of capital	—	(10,716,511)
Total distributions	(6,764,387)	(14,494,722)
Total increase (decrease) in net assets	(8,163,364)	11,674,885
Net Assets:
Beginning of period	204,022,919	192,348,034
End of period	$195,859,555	$204,022,919
Distributions in excess of net investment income	$ (11,200,579)	$ (5,468,627)

See Notes to Financial Statements.
2018 Semi-Annual Report9

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (1,398,977)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(40,380,947)
Proceeds from disposition of long-term portfolio investments	42,719,196
Return of capital distributions from portfolio investments	2,923,355
Increase in dividends receivable	(476,017)
Increase in prepaid expenses	(17,132)
Decrease in payable for credit facility interest	(1,097)
Decrease in investment advisory fee payable	(16,356)
Decrease in administration fee payable	(2,454)
Decrease in directors' fee payable	(4,748)
Decrease in accrued expenses	(38,090)
Net change in unrealized depreciation on investments	6,950,507
Net realized gain on investments	(4,526,568)
Net cash provided by operating activities	5,730,672
Cash flows used for financing activities:
Distributions paid to stockholders	(6,764,387)
Net cash used for financing activities	(6,764,387)
Net decrease in cash	(1,033,715)
Cash at the beginning of period	4,775,119
Cash at the end of period	$ 3,741,404
Interest payments for the six months ended June 30, 2018 totaled $1,127,167.

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Financial Highlights

	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
	(Unaudited)	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 14.79	$ 13.94	$ 14.20	$ 22.95	$ 22.35	$ 21.39
Net investment income[1]	0.07	0.19	0.18	0.28	0.38	0.69
Net realized and unrealized gain (loss) on investment transactions	(0.18)	1.71	0.96	(6.18)	2.28	3.71
Net increase (decrease) in net asset value resulting from operations	(0.11)	1.90	1.14	(5.90)	2.66	4.40
Distributions from net investment income	(0.49)	(0.27)	—	(0.22)	(1.16)	(1.40)
Distributions from net realized gains	—	—	—	—	(0.78)	(0.95)
Return of capital distributions	—	(0.78)	(1.40)	(1.18)	(0.12)	—
Total distributions paid	(0.49)	(1.05)	(1.40)	(1.40)	(2.06)	(2.35)
Dilution due to rights offering	—	—	—	(1.45) [3]	—	(1.09) [2]
Net asset value, end of period	$ 14.19	$ 14.79	$ 13.94	$ 14.20	$ 22.95	$ 22.35
Market price, end of period	$ 12.09	$ 12.93	$ 12.83	$ 11.75	$ 20.89	$ 19.77
Total Investment Return based on Net asset value#	-0.66% [6]	13.73%	8.35%	-33.26%	11.57%	15.97%
Total Investment Return based on Market price†	-2.73% [6]	8.92%	22.45%	-38.62%	15.91%	9.76%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$195,860	$204,023	$192,348	$195,883	$237,399	$231,188
Operating expenses excluding interest expense	1.86% [5]	1.89%	1.85%	1.85%	1.71%	1.69%
Interest expense	1.16% [5]	0.78%	0.73%	0.46%	0.32%	0.32%
Total expenses	3.02% [5]	2.67%	2.58%	2.31%	2.03%	2.01%
Net investment income	1.07% [5]	1.28%	1.30%	1.47%	1.51%	3.00%
Portfolio turnover rate	16% [6]	70%	93%	46%	19%	57%
Credit facility, end of period (000s)	$ 78,000	$ 78,000	$ 78,000	$ 82,000	$ 90,000	$ 80,000
Asset coverage per $1,000 unit of senior indebtedness	$ 3,511	$ 3,616	$ 3,466	$ 3,389	$ 3,638	$ 3,890

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Effective as of the close of business on September 19, 2013, the Fund issued transferrable rights to its stockholders to subscribe for up to 2,590,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 80% of the NAV of the Fund's common shares at the close of trading on the NYSE on the expiration date, the subscription price was 80% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $19.29 which was less than the October 18, 2013 NAV of $24.11 thus creating a dilutive effect on the NAV.
[3]	Effective as of the close of business on April 21, 2015, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,454,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 78% of the NAV of the Fund's common shares at the close of trading on the NYSE on the expiration date, the subscription price was 78% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $17.20 which was less than the May 22, 2015 NAV of $22.05 thus creating a dilutive effect on the NAV.
[4]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[5]	Annualized.
[6]	Not annualized.

See Notes to Financial Statements.
2018 Semi-Annual Report11

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited)
June 30, 2018

1.Organization
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company, which invests primarily in publicly traded infrastructure companies. The Fund commenced operations on August 26, 2011.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high level of total return, with an emphasis on income. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior written notice to stockholders. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair
12Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2018

value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
2018 Semi-Annual Report13

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2018

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2018:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ 4,335,489	$ 2,699,100	$ —	$ 7,034,589
Canada	27,624,296	—	—	27,624,296
China	—	3,147,071	—	3,147,071
France	—	25,107,900	—	25,107,900
Italy	—	11,029,839	—	11,029,839
Mexico	1,901,990	—	—	1,901,990
New Zealand	—	5,234,333	—	5,234,333
Spain	—	12,396,724	—	12,396,724
Switzerland	—	2,420,624	—	2,420,624
United Kingdom	—	22,842,263	—	22,842,263
United States	149,520,665	—	—	149,520,665
Total Common Stocks	183,382,440	84,877,854	—	268,260,294
Warrants:
United States	—	261,077	—	261,077
Total	$ 183,382,440	$ 85,138,931	$ —	$ 268,521,371
The fair value of the Fund’s credit facility, which qualifies as a financial instrument under FASB ASC Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of June 30, 2018, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
14Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2018

During the six months ended June 30, 2018, there were transfers from Level 1 to Level 2 of $4,960,236 which represent common stocks that were previously priced using market close prices and are currently priced using the factor adjusted prices. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended June 30, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Partnership Accounting Policy: The Fund records its distributions as income (loss) and capital gains/(losses) based on the pro-rata share of income/(loss) and gains/(losses) of the underlying partnership. Distributions received in excess of income and gains is treated as an adjustment of cost basis. These amounts are included in the Fund’s Statement of Operations.
Foreign Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such
2018 Semi-Annual Report15

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2018

transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.
3.Derivative Financial Instruments
In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts (“forward contracts”), and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).
Forward Currency Contracts
A forward contract is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
16Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2018

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The Fund did not have any forward contracts outstanding during the six months ended June 30, 2018.
Equity Option Contracts
When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.
When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.
The Fund did not have any written options contracts outstanding during the six months ended June 30, 2018.
4.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board and stockholders of the Fund.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
2018 Semi-Annual Report17

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2018

5.Purchases and Sales of Investments
For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, were $44,030,203 and $46,686,309, respectively.
The Fund did not have any purchases or sales of U.S. Government securities for the six months ended June 30, 2018.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the six months ended June 30, 2018, the average interest rate paid on the line of credit was 2.77% of the total line of credit amount available to the Fund.
Total line of credit amount available	$82,000,000
Line of credit outstanding at June 30, 2018	78,000,000
Line of credit amount unused at June 30, 2018	4,000,000
Average balance outstanding during the period	78,000,000
Interest expense incurred on line of credit during the period	1,126,070
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 13,799,240 shares outstanding at June 30, 2018 for the Fund, the Adviser owns 138,643 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board approved a share repurchase plan. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of June 30, 2018. The current share repurchase plan will remain in effect between December 5, 2017 and December 5, 2018. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance stockholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. As of June 30, 2018, the Fund did not repurchase any shares under the share repurchase plan.
8.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
18Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2018

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2017, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2017, open taxable years consisted of the taxable years ended December 31, 2015 through December 31, 2017. No examination of the Fund’s tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The federal income tax information referenced below is as of the Fund’s most recently completed tax year-end of December 31, 2017.
The tax character of the distributions paid for the year ended December 31, 2017 was as follows:
Ordinary income (including short-term capital gains)	$ 3,778,211
Return of capital	10,716,511
Total	$14,494,722
At December 31, 2017, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward(1)	$(25,166,985)
Post October loss	(989,304)
Other accumulated losses	(4,479,323)
Total tax basis unrealized appreciation on investments and foreign currency	35,352,910
Total tax basis accumulated gains	$ 4,717,298

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2017, the Fund’s capital loss carryforwards were $23,032,150 from short-term capital gains and $2,134,835 from long-term capital gains which will not expire.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2017 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$241,172,086	$47,935,978	$(12,583,293)	$35,352,685
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share.
2018 Semi-Annual Report19

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2018

9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund’s Board declared the following monthly distributions:
Dividend Per Share	Record Date	Payable Date
$0.0817	July 18, 2018	July 26, 2018
$0.0817	August 15, 2018	August 23, 2018
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
20Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Compliance Certification  (Unaudited)
June 30, 2018

On May 21, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2018 Semi-Annual Report21

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Proxy Results  (Unaudited)
June 30, 2018

The stockholders of the Brookfield Global Listed Infrastructure Income Fund Inc. voted on the following proposals at a stockholder meeting on May 17, 2018. The description of the proposal and number of shares voted are as follows:
	Shares Voted For	Shares Voted Against	Shares Voted Abstain
To elect to the Fund's Board of Directors Heather S. Goldman	7,104,205	4,705,063	109,492
22Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement  (Unaudited)
June 30, 2018

At an in-person meeting held on May 16-17, 2018, the Board, including a majority of the Independent Directors, considered and approved the continuation of the investment advisory agreement (the "Advisory Agreement") between Brookfield Investment Management Inc. (the "Adviser") and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through Board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund's investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser's and the Fund's codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year and a comparative and risk-adjusted performance report prepared by management, particular attention in assessing the performance was given to a report (the “Broadridge Report”) for the Fund prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report compared the Fund’s performance with a peer group of other funds (the “Performance Universe”), as selected by Broadridge, for the one-, two-, three-, four- and five-year periods ended March 31, 2018. The Board noted that the Fund performed above the median of its Performance Universe for the two-year period and below the median of its Performance Universe for the one-, three-, four- and five-year periods. Based on the Adviser’s explanation of the Fund’s performance in the current market and its recent improved performance, the Board concluded that the Fund's performance was satisfactory.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund complex, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing the Adviser’s profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
MANAGEMENT FEES AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board referred to the Broadridge Report that showed comparative fee information for each Fund’s peer group and/or peer universe as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to the Adviser, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund’s total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by the Adviser with respect to the Funds. The Board also considered the various expense components of the Funds and compared each Fund’s net expense ratio (taking into account the contractual fee caps) to those of other funds within its peer group and/or peer universe as a guide to help assess the reasonableness of the Fund’s management fee. The Board
2018 Semi-Annual Report23

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement  (Unaudited) (continued)
June 30, 2018

acknowledged that it was difficult to make precise comparisons with other funds in the peer groups and peer universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.
The Board noted that the Fund’s actual management fees were above the median of its peer group and below the median of its peer universe. The Board further noted that the Fund’s total expenses were above the median of its peer group and at the median of the peer universe.
The Board also considered the management fees received by the Adviser with respect to other registered funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board then noted the management fees paid by the Fund were reasonable as compared to the fees the Adviser was receiving from other registered funds and accounts for which it serves as adviser, to the extent applicable. The Board concluded that the Fund’s management fees and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that if the Fund’s assets increase proportionally more than certain other fixed expenses over time, the stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
In considering the approval of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Independent Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; the Adviser was continuing to take steps to address the Fund’s performance; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.
After carefully reviewing all of these factors, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.
24Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Dividend Reinvestment Plan  (Unaudited)
June 30, 2018

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2018 Semi-Annual Report25

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
26Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 Northriver Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Director
Stuart A. McFarland	Director
David Levi	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey Tushaus	Assistant Treasurer
Mohamed Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: August 31, 2018

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: August 31, 2018